Exhibit 10.1
SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, dated as of August 18, 2014 (collectively, this “Second Amendment”), among XERIUM TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), each of the Guarantors (as defined in the Credit Agreement referred to below) party hereto, JEFFERIES FINANCE LLC (in such capacity, the “Additional Lender”) and JEFFERIES FINANCE LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Borrower, the Guarantors, the Lenders from time to time party thereto, the Administrative Agent and the other parties thereto are parties to that certain Credit and Guaranty Agreement, dated as of May 17, 2013, as amended pursuant to that certain First Amendment to Credit and Guaranty Agreement, dated as of February 28, 2014 (as so amended, the “Credit Agreement”);
WHEREAS, subject to the terms and conditions hereof and the Credit Agreement (including Section 2.21 thereof), the Borrower has requested that the Additional Lender make Additional Term Loans on the Second Amendment Effective Date (as hereinafter defined) to the Borrower in an aggregate principal amount of $30,000,000 (the “Designated Additional Term Loans”), the proceeds of which shall be used by the Borrower to pay a tax settlement with the government of Brazil and to pay any fees and expenses incurred by the Borrower in connection with such Designated Additional Term Loans, in each case, as provided herein; and
WHEREAS, the parties hereto acknowledge and agree that this Second Amendment shall constitute a “Facility Increase Amendment” as contemplated by Section 2.21 of the Credit Agreement for purposes of establishing the Designated Additional Term Loans;
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:
I.    Amendments to Credit Agreement.
A.    Section 1.01 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:
“Second Amendment” means the Second Amendment to Credit and Guaranty Agreement, dated as of August 18, 2014, among the Borrower, the Guarantors, the Additional Lender party thereto and the Administrative Agent.
“Second Amendment Effective Date” means the date on which the Second Amendment is effective pursuant to the terms thereof.

B.    Section 2.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“2.1    Term Loans. (a) Subject to the terms and conditions hereof, each Lender severally agrees to make an Initial Term Loan to the Borrower on the Closing Date in a principal amount equal to such Term Lender’s Initial Term Loan Amount and (b) subject to the terms and conditions hereof (including Section 2.21) and the Second Amendment, each Additional Lender severally agrees to make an Additional Term Loan to the Borrower on the Second Amendment Effective Date in a principal amount equal to such Additional Lender’s Additional Term Loan Amount set forth opposite such Additional Lender’s name on Schedule 1 to the Second Amendment and, in furtherance of the incurrence of such Additional Term Loans (and as contemplated by this Agreement, including Section 2.21), the Borrower, the Additional Lender thereof and the Administrative Agent hereby acknowledge and agree that (i) the Second Amendment shall constitute a Facility Increase Amendment, (ii) the Second Amendment Effective Date shall be the Facility Increase Effective Date for such Additional Term Loans, (iii) the Additional Lender making such Additional Term Loans shall become a “Lender” for all purposes of this Agreement and the other Credit Documents, (iv) such Additional Term Loans shall be added to, and thereafter constitute a part of, the Initial Term Loans for all purposes of this Agreement and the other Credit Documents, (v) notwithstanding anything to the contrary contained in herein, such Additional Term Loans shall be added to (and form a part of) each Interest Period of outstanding Initial Term Loans on a pro rata basis (based on the relative sizes of the various outstanding Initial Term Loans comprising such Interest Periods) so that each Lender (including each such Additional Lender) will participate proportionately  in each then outstanding Interest Period relating to the Initial Term Loans, (vi) such Additional Term Loans are being incurred in reliance on Section 2.21(a)(A), (vii) such Additional Term Loans (A) shall have a maturity date that is the Term Loan Maturity Date, (B) shall have the same rate of amortization as the Initial Term Loans and, accordingly, the scheduled amortization payments under Section 2.9 required to be made after the Second Amendment Effective shall be ratably increased by the aggregate principal amount of such Additional Term Loans and, if necessary, shall be further increased for all Lenders on a pro rata basis to the extent necessary to avoid any reduction in the amortization payments to which the Lenders were entitled before such recalculation, (C) shall have the same Applicable Margins as the Initial Term Loans and (D) otherwise shall be on the exact same terms applicable to the Initial Term Loans, and (viii) the proceeds of such Additional Term Loans shall be used for the purposes set forth in the recitals to the Second Amendment.
Any Term Loan repaid or prepaid may not be reborrowed. Subject to Sections 2.10 and 2.11, all amounts owed hereunder with respect to all Term Loans shall be paid in full no later than the Term Loan Maturity Date.”
C.    Section 2.9 of the Credit Agreement is hereby amended by inserting the following text immediately after the text “Closing Date” the second place such text appears in clause (i) of the first sentence thereof:
“(as such amount may be increased as contemplated by Sections 2.1(b) and 2.21(b)(iii))”.

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II.    Representations and Warranties.
In order to induce the Administrative Agent and the Additional Lender to enter into this Second Amendment and, in the case of the Additional Lender, to make the Designated Additional Term Loans on the Second Amendment Effective Date, the Borrower and each Guarantor hereby represent and warrant that:
A.    as of the Second Amendment Effective Date and immediately after giving effect to this Second Amendment and to the incurrence of the Designated Additional Term Loans contemplated hereby and the use of the proceeds thereof, no event has occurred and is continuing, or would result from the consummation of the Facility Increase contemplated hereby, that would constitute an Event of Default or a Default
B.    as of the Second Amendment Effective Date and immediately after giving effect to this Second Amendment and to the incurrence of the Designated Additional Term Loans contemplated hereby and the use of the proceeds thereof, the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of such date to the same extent as though made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;
C.    the conditions precedent to a Credit Extension set forth in Section 3.2 of the Credit Agreement (except for Section 3.2(a)(i) thereof to the extent inapplicable) are satisfied as of the Second Amendment Effective Date;
D.    (x) this Second Amendment, and the incurrence (and guaranty) of the Designated Additional Term Loans contemplated hereby, have been duly authorized by all corporate, stockholder, limited partnership or limited liability company action required to be obtained by each Credit Party, (y) this Second Amendment has been duly executed and delivered by each Credit Party and (z) this Second Amendment, and the Credit Agreement (as amended by this Second Amendment), each constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and
E.    the execution, delivery and performance by each Credit Party of this Second Amendment, and the borrowings (and guaranties) of the Designated Additional Term Loans contemplated hereby, do not and will not (a) violate any provision of any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, any of the Organizational Documents of the Borrower or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Borrower or any of its Subsidiaries except to the extent such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower

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or any of its Subsidiaries (other than (x) any Liens created under any of the Credit Documents in favor of the Collateral Agent, on behalf of the Secured Parties and (y) subject to the terms of the Intercreditor Agreement, any Liens on the Collateral and on the assets of any Canadian Subsidiary created under the ABL Credit Documents in favor of the ABL Agent); or (d) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of the Borrower or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Second Amendment Effective and except for any such approvals or consents the failure of which to obtain will not have, and could not reasonably be expected to have, a Material Adverse Effect.
III.    Conditions Precedent.
Upon satisfaction of each of the following conditions, this Second Amendment shall be deemed effective (such date, the “Second Amendment Effective Date”):
A.the Borrower, each other Credit Party, the Administrative Agent and the Additional Lender shall have signed a counterpart hereof and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent (or its counsel);
B.the Administrative Agent shall have received executed copies of the favorable written opinions of counsel (including local counsel) to the Credit Parties as to such matters as the Administrative Agent may reasonably request, addressed to the Administrative Agent, the Collateral Agent and the Additional Lender, dated the Second Amendment Effective Date and otherwise in form and substance reasonably satisfactory to the Administrative Agent;
C.the Administrative Agent shall have received a fully executed and delivered Funding Notice for the Designated Additional Term Loans;
D.(i) all fees and expenses required to be paid to the Administrative Agent on the Second Amendment Effective Date (including, without limitation, reasonable legal fees and expenses) shall have been paid and (ii) the Borrower shall have paid to the Administrative Agent, for the account of the Additional Lender, a fee equal to 0.50% of the Additional Lender’s Additional Term Loan Amount as in effect on the Second Amendment Effective Date;
E.the Administrative Agent shall have received (i) a Solvency Certificate dated the Second Amendment Effective Date and addressed to the Administrative Agent on behalf of the Additional Lender, (ii) a certificate of good standing with respect to each Credit Party from the applicable Governmental Authority of each Credit Party’s jurisdiction of incorporation, organization or formation, each as of a recent date (and a bring-down thereof on the Second Amendment Effective Date), (iii) a certificate of the secretary or assistant secretary or other authorized officer of each Credit Party, dated the Second Amendment Effective Date, reasonably acceptable to the Administrative Agent, certifying as to the incumbency and specimen signature of each officer of a Credit Party executing this Second Amendment or any other document delivered in connection herewith on behalf of any Credit Party and attaching (x) a true and complete copy of the Organizational Documents of each Borrower, including all amendments thereto, as in effect on the Second Amendment Effective Date, certified as of a recent date by the Secretary of State (or analogous official) of the jurisdiction of its organization, as applicable, that has not been amended since the date of the last amendment

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thereto shown on the certificate of good standing furnished pursuant to clause (ii) above, and (y) a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of each Credit Party authorizing the execution, delivery and performance of this Second Amendment and the performance of the Credit Agreement (as amended by this Second Amendment) and the other Credit Documents and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect; provided that in the case of preceding clause (x), such documents shall not be required to be delivered if such certificate includes a certification by such officer that the applicable Organizational Documents delivered to the Administrative Agent in connection with the initial funding of Initial Term Loans on the Closing Date remain in full force and effect and have not been amended, modified, revoked or rescinded since the Closing Date;
F.concurrently with the funding of the Designated Additional Term Loans, the Borrower shall have paid to the Administrative Agent for the account of each Lender with outstanding Initial Term Loans on, and immediately prior to, the Second Amendment Effective Date all accrued but unpaid interest owing with respect to such Initial Term Loans through the Second Amendment Effective Date;
G.no event shall have occurred and be continuing or would result from the incurrence of the Designated Additional Term Loans or this Second Amendment that would constitute an Event of Default or a Default
H.all of the representations and warranties contained in this Second Amendment, the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Second Amendment Effective Date, both immediately before and immediately after giving effect to the Second Amendment, to the same extent as though made on and as of the Second Amendment Effective Date, except for representations and warranties that specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and
I.the Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date and signed by an Authorized Officer of the Borrower, certifying on behalf of the Borrower that the conditions in this Section III have been satisfied.
IV.    Post-Closing Matters.
As requested by the Administrative Agent pursuant to Section 2.21(c) of the Credit Agreement, the Borrower shall, within 90 days after the Second Amendment Effective Date (as such later date may be extended by the Administrative Agent in its sole discretion), deliver to the Administrative Agent:
A.Mortgage amendments reflecting the increase in the aggregate amount of the Obligations contemplated hereby (the “Mortgage Amendments”), each in form and substance reasonably satisfactory to the Administrative Agent, with respect to each Mortgaged Property, except the Mortgaged Property located in Georgia (the “Georgia Mortgaged Property”), each duly executed and delivered by an Authorized Officer of each Credit Party party thereto and in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable;

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B.in connection with any Mortgage Amendment delivered pursuant to clause (A) above, date-down and modification endorsements, or so-called “non-impairment” or other endorsements reasonably satisfactory to the Administrative Agent with respect to the applicable title insurance policy delivered in connection with each Mortgage, except the Mortgage with respect to the Georgia Mortgaged Property (or where such endorsements are not available, an issued title insurance policy), each in form and substance reasonably satisfactory to Administrative Agent; and

C.evidence that the fees, costs and expenses have been paid, to the extent invoiced and delivered to the Borrower for payment, in connection with the preparation, execution, filing and recordation of the items delivered pursuant to clauses (A) and (B) above, including, without limitation, reasonable attorneys’ fees, title insurance premiums, filing and recording fees, documentary stamp, mortgage and intangible taxes, if applicable, title search charges,  and other reasonable charges incurred in connection herewith.

V.    Miscellaneous Provisions.

A.    This Second Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document and each of the Credit Documents as modified hereby shall remain in full force and effect in accordance with their respective terms.

B.    This Second Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Second Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Second Amendment.

C.    THE VALIDITY OF THIS SECOND AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO (WHETHER IN CONTRACT, TORT OR OTHERWISE) SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
D.    From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import and each reference to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby on the Second Amendment Effective Date. This Second Amendment shall constitute a “Credit Document” for all purposes under the Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

XERIUM TECHNOLOGIES, INC.
By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Vice President of Treasury
HUYCK LICENSCO INC.

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer
ROBEC BRAZIL LLC

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer
STOWE WOODWARD LICENSCO LLC

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer
STOWE WOODWARD LLC

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer
WANGNER ITELPA I LLC

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer

[Signature Page to Xerium Credit Agreement Second Amendment]

WANGNER ITELPA II LLC

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer
WEAVEXX, LLC

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer
XERIUM ASIA, LLC

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer
XERIUM III (US) LIMITED

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer
XERIUM IV (US) LIMITED

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer
XERIUM V (US) LIMITED

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer
XTI LLC

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer

[Signature Page to Xerium Credit Agreement Second Amendment]

JEFFERIES FINANCE LLC, as Administrative Agent and Additional Lender

By: /s/ J. Paul McDonnell Name: J. Paul McDonnell Title: Managing Director

[Signature Page to Xerium Credit Agreement Second Amendment]

Schedule 1

Additional Term Loan Amount
Jefferies Finance LLC	$30,000,000